SIX CIRCLES® TRUST

Six Circles Global Bond Fund

Supplement dated December 4, 2020

to the Summary Prospectus and Prospectus dated May 19, 2020

Effective immediately, Munish Gupta of Pacific Investment Management Company (“PIMCO”) is added as a portfolio manager to the Six Circles Global Bond Fund (the “Fund”). Accordingly, effective immediately, the portfolio manager information for PIMCO in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

PIMCO

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Daniel H. Hyman	Inception	Managing Director
Munish Gupta	2020	Senior Vice President

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers — Global Bond Fund — PIMCO — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

Portfolio Managers:

Daniel H. Hyman and Munish Gupta serve as portfolio managers for the Global Bond Fund.

Mr. Hyman is a Managing Director and head of the Agency Mortgage Portfolio Management team in the Newport Beach Office. He is the lead portfolio manager on PIMCO’s Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 17 years of investment experience and holds an undergraduate degree from Lehigh University.

Mr. Gupta is a senior vice president and portfolio manager in the Newport Beach office, focusing on agency mortgage-backed securities and structured products. Prior to joining PIMCO in 2018, he was a founding member and senior portfolio manager at Nara Capital. Previously, he was a managing director at Structured Portfolio Management (SPM) and held research and portfolio strategy positions at various buy-side firms. He has 14 years of investment experience and holds master’s degrees in electrical engineering from the University of Cincinnati and in quantitative and computational finance from the Georgia Institute of Technology. He received his undergraduate degree from the Thapar Institute of Engineering and Technology in India.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND

PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-18